Annual Shareholder Meeting

May 7, 2020


Kroger
TRADER JOE'S
10076
publix
FOOD & PHARMACY
STOP

Essential Retail. **Smart** Locations.

InvenTrust
Properties

Forward Looking Statements

Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, potential adverse effect of the COVID-19 pandemic, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e-commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner.

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted.

InvenTrust Properties

Platform Overview

InvenTrust Essential Retail. Smart Locations

65 Retail Properties

$3.0B Gross Asset Value[2]

13 Sun-Belt Markets (~20 MSAs)

17% Net Leverage Ratio[3]

83% Grocery-Anchored[1]

>$500M Liquidity

2019 Review

$0.15 Adjusted FFO per share

2.9% Same-property modified NOI growth

95.2% Ending economic occupancy

~$20M Of shares repurchased through the Share Repurchase Program

Geography: Sun-Belt Focused

Operating teams located within two-hour drive of 90% of properties



100% of InvenTrust's income comes from our target markets[1]
DC Metro[2]
3.2%
Raleigh/
Durham
7.1%
Charlotte
3.6%
Orlando
3.7%
Southern
California[2]
12.5%
Denver[3]
4.5%
Atlanta
10.3%
Houston
13.9%
Miami/Ft Lauderdale/
West Palm Beach
8.6%
Tampa/
St. Petersburg[2]
4.5%
San Antonio
5.8%
Dallas/Ft Worth/Arlington
9.2%
Austin
13.1%
% of 2019A NOI
Target Market
InvenTrust Office Locations

COVID-19
Business Update

COVID-19 Update

The evolving COVID-19 pandemic impacts all of us, and at InvenTrust, we understand the uncertainty this causes for all of our stakeholders. We will continue to monitor the situation and make decisions that prioritize the health and safety of our shareholders, tenants, and employees.

Our shopping centers play a critical role in their respective communities by providing essential retail products and services. Our centers remain open and our team of committed professionals continue to serve and assist our tenants while abiding by all government and municipal regulations. InvenTrust is proactively communicating with our tenants, providing resources and education regarding government (and other) assistance to help them navigate this crisis.

As a company, we have taken proactive measures to protect our employees by implementing a work from home policy and prohibiting air travel until further notice. InvenTrust's investment in technology and infrastructure over the past several years has enabled our team to work seamlessly from anywhere. Our team will continue to work diligently to help our tenants and communities navigate the pandemic and be an important partner during the recovery.

Managing through COVID-19

New World = New Rules

- InvenTrust is redeploying human capital to align with the most pressing action items during COVID-19. Tenant outreach, partnership, and assistance is our top priority.

  - Operations & Legal
    - ✓ Leasing task force has been created to assess leases on a case-by-case basis; balancing short-term cash flow with longer-term opportunities
    - ✓ Property management controlling property operation costs
    - ✓ Prudently evaluating all capital projects

  - Finance & Capital Markets
    - ✓ Stress test the capital structure during, and after, COVID-19; be prepared for the worst
    - ✓ Active outreach to lenders; frequent communication and transparency as new data points emerge
    - ✓ Monitor debt compliance as tenant negotiations materialize

  - Human Resources & Investor Relations
    - ✓ Ensuring employee engagement through virtual meetings and town halls
    - ✓ Reserve time for employees to engage with families during "working hours"
    - ✓ Social Distancing – Conducting virtual annual shareholder meeting and Board engagements to provide continuous transparency in the current environment

Portfolio Composition

Essential Retail: Tenants predominantly open and operating, providing consumers with immediate needs

Essential Retail:
43% of Pro Rata ABR

Restaurants:
17% of Pro Rata ABR
~10% Quick Service
~7% Full Service

Other Retail/Services:
40% of Pro Rata ABR


Office/ Communications 5%
Banks 4%
Pets 3%
Other Essential Retail/Services 2%
Hardware/Auto 1%
Medical 8%
Restaurants 17%
Grocery / Drug 20%
Soft Goods 18%
Personal Service 11%
Other 6%
Entertainment 1%
Fitness 4%


Kroger
Publix

Grocery-Anchored Centers: Predictable & Durable Income

By Net Operating Income


Power
Center with
Grocer
22%
83%
Grocery
Anchored[1]
Grocery
Anchored –
Neighborhood
& Community
Centers
61%
Power
Center - No
Grocer
17%

NOI from Grocery-Anchored Centers

18%	King Soopers, Ralphs, Kroger, Harris Teeter
17%	Publix
8%	Tom Thumb, Safeway, Market Street
7%	H-E-B
18%	Specialty: Trader Joe's, Sprouts, Whole Foods
15%	Target, Mass Market & Other, Costco Wholesale

Grocery Concentration: Peer Comparison

Grocery-Anchored % of Pro Rata Asset Value



Grocery Anchored
Incremental Grocery (Power Center)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
96%
14%
82%
85%
20%
65%
80%
13%
67%
80%
29%
51%
77%
40%
37%
72%
60%
12%
71%
51%
20%
70%
25%
45%
67%
67%
65%
47%
18%
ROIC
InvenTrust
Regency Centers
WEINGARTEN REALTY
KIMCO
KITE REALTY GROUP
BRIXMOR
RPT
RPAI

Balance Sheet and Liquidity

- Below 20% net leverage with only 3.2% of total debt maturing in 2020 and 2021; no unsecured maturities until 2023
- Significant cash reserve further bolstered by drawing $150 million on revolving credit facility; over $300 million cash on hand at 3/31/20
- No large scale development or construction projects; closely monitoring non-essential capital and operating expenses

Capital Structure



18%
9%
73%
Equity (NAV)
Secured Debt
Unsecured Debt

Maturity Schedule[1]



$600
$500
$400
$300
$200
$100
$0
2020
2021
2022
2023
2024
2025
Thereafter
Secured
Unsecured
LOC Draw

Corporate Policy Update

- Paid April distribution at previously disclosed rate

- Postponed publication of new estimated share value
  - Market transaction activity has come to a halt leading to tremendous uncertainty to the value of assets
  - Many companies are withdrawing their financial guidance and eliminating their dividend due to unclear rent collections

- Next SRP redemption date is June 27, 2020

The Board will continue to evaluate our distribution rate, dividend policy, SRP and DRP, and, if the Board deems appropriate, adjust the distribution to take into account the ongoing effects of the COVID-19 pandemic.

InvenTrust: **Essential** Retail. **Smart** Locations.

Properties
Predominantly grocery-anchored centers in Sun-Belt markets with favorable demographics

Platform
Simple, focused, and flexible in both the portfolio and capital structure

Team
Deep real estate expertise embedded in our markets close to our assets

Culture
Innovative, collegial, and accountable

InvenTrust is positioned to endure the economic disruption generated by the COVID-19 crisis


BRUEGGER'S
BAGELS
Place

Q & A


publix
FOOD & PHARMACY

Footnotes

Page 3

1. By 2019A NOI at pro-rata share. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored
2. Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, (c) CDH CDO LLC and Concord Debt Holding, LLC, and (d) cash
3. Net Leverage Ratio is net debt divided by enterprise value as of February 29, 2020

Page 4

1. Occupancy is as of December 31, 2019 and includes ground and specialty leases

Page 5

1. As of December 31, 2019
2. Southern California includes Los Angeles, Riverside/San Bernardino/Ontario (Inland Empire) and San Diego. Denver includes Fort Collins and Colorado Springs. Tampa/St. Petersburg includes Sarasota & Punta Gorda. DC Metro includes Richmond

Page 9

1. By ABR including ground leases as of April 2020 at pro-rata share.

Page 10

1. By 2019A NOI at pro-rata share. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored

Page 11

1. Source: SNL Financial, Green Street Advisors and company filings

Page 12

1. On March 27, 2020, InvenTrust drew $150M from the revolving line of credit. The loan proceeds will be used for general corporate purposes, financial flexibility and strategic refinancing. The company currently maintains a sufficient cash balance to repay the draw prior to the revolving line of credit's extended maturity date of December 2023.